UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2026

INDAPTUS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40652	86-3158720
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3 Columbus Circle 15th Floor
New York, New York	10019
(Address of principal executive offices)	(Zip Code)

(646) 427-2727

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	INDP	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K filed by Indaptus Therapeutics, Inc. with the U.S. Securities and Exchange Commission on September 1, 2026 (the “Original Form 8-K”). This Amendment is being filed solely to update the Original Form 8-K to reflect the Company’s filing of Amendment No. 1 to the prospectus supplement dated August 31, 2026, which updates certain disclosure in the section entitled “Dilution” hereof. Except as expressly set forth herein, no other changes have been made to the Original Form 8-K. This Amendment should be read in conjunction with the Original Form 8-K.

Item 1.01. Entry into a Material Definitive Agreement.

On August 28, 2026, Indaptus Therapeutics, Inc. (the “Company”) entered into an Amended and Restated At the Market Offering Agreement (the “Sales Agreement”) with H.C. Wainwright & Co., LLC (“Wainwright”), which amends and restates in its entirety, and supersedes and replaces, the At The Market Offering Agreement, dated June 1, 2022, between the Company and Wainwright (the “Original Agreement”). The Sales Agreement provides for the sale and issuance by the Company of shares of its common stock, par value $0.01 per share (the “Common Stock”), from time to time, through or to Wainwright as the Company’s sales agent and/or principal in an “at the market offering” program and as otherwise set forth in the Sales Agreement (the “Offering”).

Pursuant to the Sales Agreement, the Company may issue and sell through or to Wainwright shares of Common Stock having an aggregate maximum offering price of up to $100,000,000, subject to the limitations set forth in the Sales Agreement, including the number of authorized but unissued shares of Common Stock available for issuance and the Company’s continued satisfaction of the eligibility and transaction requirements for use of Form S-3. The $100,000,000 maximum aggregate gross sales price applies solely to shares sold on or after the execution date of the Sales Agreement. Shares sold pursuant to the Original Agreement prior to the date of the Sales Agreement will not be counted toward such limit.

On August 31, 2026, the Company filed a prospectus supplement, dated August 31, 2026, as amended by Amendment No. 1 thereto, dated September 4, 2026, including an accompanying base prospectus, dated August 20, 2025 (the “ATM Prospectus Supplement”), which together form a part of the Company’s shelf registration statement on Form S-3 (File No. 333-289573), initially filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on August 13, 2025 and declared effective by the SEC on August 20, 2025 (the “Registration Statement”), in connection with the offer and sale of shares of Common Stock pursuant to the Sales Agreement.

Pursuant to the Sales Agreement, Wainwright has agreed to use its commercially reasonable efforts to sell shares of Common Stock from time to time, subject to the terms and conditions of the Sales Agreement. The Company will designate the maximum amount of shares of Common Stock to be sold by Wainwright on any trading day and the minimum price per share at which such shares may be sold. The gross sales price of shares of Common Stock sold by Wainwright as sales agent under the Sales Agreement will be the market price for the shares of Common Stock on the applicable trading market at the time of sale.

Subject to the terms and conditions of the Sales Agreement, Wainwright may sell shares of Common Stock by any method permitted by law deemed to be an “at the market offering” as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), including, without limitation, sales made directly on the applicable trading market, on any other existing trading market for the Common Stock or to or through a market maker. Wainwright may also sell shares of Common Stock in privately negotiated transactions with the Company’s prior written approval and to the extent provided for in the applicable prospectus supplement. In addition, if the Company wishes to sell shares in a manner other than through sales by Wainwright as sales agent, the Company and Wainwright may enter into a separate terms agreement pursuant to which Wainwright may purchase shares of Common Stock as principal on terms agreed upon by the parties.

The Company has no obligation to sell any shares of Common Stock under the Sales Agreement. The Company or Wainwright may suspend the offering of shares under the Sales Agreement at any time in accordance with the terms thereof. Wainwright is not obligated to purchase any shares of Common Stock on a principal basis under the Sales Agreement except as otherwise specifically agreed by Wainwright and the Company pursuant to a separate terms agreement. No assurance can be given that the Company will sell any shares of Common Stock under the Sales Agreement or, if any sales occur, as to the price or number of shares that will be sold or the dates on which any such sales will take place.

Pursuant to the terms of the Sales Agreement, the Company will pay Wainwright a placement fee equal to 3.0% of the gross sales price of shares of Common Stock sold by Wainwright as sales agent pursuant to the Sales Agreement. The foregoing rate of compensation does not apply when Wainwright acts as principal, in which case the Company may sell shares to Wainwright at a price agreed upon pursuant to the applicable terms agreement.

The Company has agreed to provide Wainwright and certain related persons with customary indemnification and contribution rights, including with respect to certain liabilities under the Securities Act. The Company has also agreed to reimburse Wainwright for certain fees and expenses, including certain fees and expenses of Wainwright’s legal counsel, in each case subject to the terms and limitations set forth in the Sales Agreement.

The Sales Agreement contains customary representations and warranties, covenants and conditions to the sale of shares of Common Stock pursuant thereto.

The foregoing description of the Sales Agreement is not complete and is qualified in its entirety by reference to the full text of the Sales Agreement, a copy of which is filed herewith as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference. A copy of the opinion of McCarter & English, LLP regarding the validity of the shares of Common Stock that may be issued pursuant to the Sales Agreement is filed herewith as Exhibit 5.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any sale of such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1*#	Amended and Restated At the Market Offering Agreement, dated as of August 28, 2026, by and between the Company and H.C. Wainwright & Co., LLC
5.1#	Opinion of McCarter & English, LLP
23.1#	Consent of McCarter & English, LLP (included in Opinion of McCarter & English, LLP filed as Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted exhibit or schedule will be furnished to the SEC or its staff upon request.

# Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 4, 2026

INDAPTUS THERAPEUTICS, INC.

By:	/s/ Junyi Dai
Name:	Junyi Dai
Title:	Chief Executive Officer